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Exhibit 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement on Form S-3 of our report dated August 3, 2001 included in Photon Dynamics, Inc.'s Form 8-K dated August 17, 2001.

Mississauga, Canada August 17, 2001	/s/ ARTHUR ANDERSEN LLP

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  Exhibit 23.3